Exhibit 10.6

                          SECURITIES PURCHASE AGREEMENT

         THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is dated as of the date on the signature page of this Agreement, by and between HEALTH DISCOVERY CORPORATION, a Texas corporation (the "Company"), and the undersigned (the "Purchaser").

         WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D as promulgated by the United States Securities and Exchange Commission (the "Commission") under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"); and

         WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, shares of common stock of the Company, no par value (the "Common Stock"), and a stock purchase warrant (the "Warrant") to purchase shares of Common Stock.

         NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements herein, the Company and the Purchaser hereby agree as follows:

                                PURCHASE AND SALE

         Purchase and Sale.

         Subject to the terms and conditions set forth herein, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, _________ shares of Common Stock (the "Shares"), and a Warrant exercisable into __________ shares of Common Stock. The aggregate purchase price for the Shares and the Warrant purchased by the Purchaser shall be $__________ (the "Purchase Price").

         Closing.

                  a. The Closing. The closing (the "Closing") of the purchase and sale of the Shares and the Warrant shall take place on the day (the "Closing Date") upon which the Company receives (at the Company's address listed on the signature page of this Agreement) and accepts the following:

                           two (2) copies of this  Agreement, each duly executed
by the Purchaser, and

                           the Purchase Price by personal check,  wire transfer,
bank check or money order.

                  Delivery of the Securities. Upon Closing, the Company shall deliver, as soon as reasonably practicable, to the Purchaser (at the Purchaser's address listed on the signature page of this Agreement):

                           one (1) copy of this Agreement, duly executed by  the
Company,

                           a  certificate  evidencing   the  Shares,  registered
in the books and records of the Company in the name of the Purchaser or the Purchaser's nominee, and

                           a Warrant  representing  the   Purchaser's   right to
acquire shares of Common Stock, registered in the books and records of the Company in the name of the Purchaser or the Purchaser's nominee.

                  Rejection of the Purchase and Sale. The Company reserves the absolute right to reject this Agreement for any reason, including, but not limited to, the Company's determination, in its sole discretion, that this Agreement was not properly executed by the Purchaser or that the Purchase Price was not properly delivered, or if the Company's acceptance may, in the opinion of its counsel, be unlawful. If for any reason this Agreement is not accepted by the Company, the Purchase Price will be returned to the Purchaser's address as soon as reasonably possible, without any interest thereon. After the Purchaser executes this Agreement and delivers the Purchase Price to the Company, the Purchaser may not revoke or rescind acceptance of this Agreement without the written consent of the Company.

                         REPRESENTATIONS AND WARRANTIES

      Representations and Warranties of the Company. The Company represents and warrants to the Purchaser that, to its knowledge, the statements contained in this Section 2.1 are true, correct and complete, in all material respects, as of the date of this Agreement, and will be true correct and complete, in all material respects, as of the Closing Date.

                  Organization and Qualification. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Texas, with the requisite corporate power and authority to carry on its business as currently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of this Agreement or any of the transactions contemplated hereby, (y) have or result in a material adverse effect on the results of operations, assets, or financial condition of the Company, taken as a whole, or (z) impair the Company's ability to perform fully on a timely basis its obligations hereunder (any of (x), (y) or (z), being a "Material Adverse Effect"). The Company has made available to the Purchaser true and correct copies of the Company's Articles of Incorporation, as in effect on the date of this Agreement (the "Articles of Incorporation"), and the Company's Bylaws, as in effect on the date of this Agreement (the "Bylaws").

                  Authorization;  Enforcement.  The  Company  has the  requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action by the Company. This Agreement has been duly executed by the Company and when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application and except that rights to indemnification and contribution may be limited by federal or state securities laws or public policy relating thereto.

                  Capitalization. As of the date of this Agreement, except for equity securities issued or to be issued in connection with the Company's warrant funding activities, the authorized capital stock of the Company consists of 200,000,000 shares of Common Stock, of which 63,576,127 shares are issued and outstanding and options to acquire 8,600,000 shares have been granted. All of such outstanding shares of capital stock have been, or upon issuance will be, validly authorized and issued, fully paid and nonassessable. No securities of the Company are entitled to preemptive or similar rights, and no Person (as hereinafter defined) has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement. The issuance and sale of the Shares and the Warrant will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchaser) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

                  Authorization and Validity; Issuance of Shares. The Shares and the shares of Common Stock issuable upon exercise of the Warrant (the "Warrant Shares") are and will at all times hereafter continue to be duly authorized and reserved for issuance and, when issued and paid for in accordance with this Agreement, will be validly issued, fully paid and non-assessable, free and clear of all liens.

                  No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Articles of Incorporation, Bylaws or other organizational documents of the Company, (ii) subject to obtaining the consents referred to in
Section 2.1(f), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company is a party or by which any property or asset of the Company is bound or affected, except where such conflict or violation has not resulted or would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject or by which any material property or asset of the Company is bound, except where such conflict has not resulted or would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect.

                  Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, regulatory or self regulatory agency, or other Person in connection with the execution, delivery and performance by the Company of this Agreement, other than (i) the application(s) or any letter(s) acceptable to the Over-the-Counter Bulletin Board ("OTCBB"), and (ii) any filings, notices or registrations under applicable federal or state securities laws (the "Required Approvals"), except where failure to do so has not resulted or would not reasonably result, individually, or in the aggregate, in a Material Adverse Effect. "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                  Litigation; Proceedings. Except as specifically set forth on in the SEC Documents (hereinafter defined) there is no action, suit, notice of violation, proceeding or investigation pending or threatened against or affecting the Company or any of its subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of this Agreement, or
(ii) would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. Neither the Company, nor any officer or director thereof, is or has been, for the last three years, the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director that was a director of the Company at any time during the last three years or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any subsidiary under the Exchange Act of 1934, as amended (the "Exchange Act") or the Securities Act.

                  No Default or Violation. The Company (i) is not in default under or in violation of any indenture, loan or other credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound and which is required to be included as an exhibit to any SEC Document, (ii) is in violation of any order of any court, arbitrator or governmental body applicable to it, (iii) is in violation of any statute, rule or regulation of any governmental authority to which it is subject, (iv) is in default under or in violation of its Articles of Incorporation, Bylaws or other organizational documents, respectively in the case of (i), (ii) and (iii), except where such violations have not resulted or would not reasonably result, individually or in the aggregate, in a Material Adverse Effect.

                  Private Offering. The Company and all Persons acting on its behalf have not made and will not make, directly or indirectly, offers or sales of any securities or solicit any offers to buy any security under circumstances that would require registration of the Common Stock or the Warrant or the issuance of such securities under the Securities Act. Subject to the accuracy and completeness of the representations and warranties of the Purchaser contained in Section 2.2, the offer, sale and issuance by the Company to the Purchaser of the Shares and the Warrant and the issuance of the Warrant Shares is exempt from the registration requirements of the Securities Act.

                  SEC Documents; Financial Statements. Since November 2001, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it, with the Commission, pursuant to Section 13, 14 or 15(d) of the Exchange Act (collectively referred to herein as the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

                  Material Changes. Since the date of the latest audited financial statements included within the SEC Documents, except as specifically disclosed in the SEC Documents or in the Private Placement Memorandum, (i) there has been no event, occurrence or development that has had or that could result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, and (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock.

                  Listing and Maintenance Requirements. The Company has not, in the two years preceding the date of this Agreement, received notice from the OTCBB or any other exchange or market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange or market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements of the OTCBB. The issuance and sale of the Shares and Warrant hereunder does not contravene the rules and regulations of the OTCBB and approval of the shareholders of the Company is not required for the Company to issue and deliver to the Purchaser the number of Shares and Warrant Shares contemplated by this Agreement.

                  Registration Rights. The Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

                  Broker's Fees. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 2.1(n) that may be due in connection with the transactions contemplated by this Agreement.

                  Disclosure. All disclosure provided to the Purchaser regarding the Company, its business, and the transactions contemplated hereby, contained in this Agreement or in the Private Placement Memorandum, are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

      Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

                  Organization; Authority. The Purchaser is either an individual residing in the state as set forth on the signature page of this Agreement, or a corporation, limited liability company or limited partnership duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with the requisite power and authority, corporate or otherwise, to enter into and to consummate the transactions contemplated by this Agreement and to carry out the obligations hereunder. The purchase by the Purchaser of the Shares and the Warrant hereunder has been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity and except that rights to indemnification and contribution may be limited by federal or state securities laws or public policy relating thereto.

                  Investment Intent. The Purchaser is acquiring the Shares and the Warrant for its own account and not with a present view to or for distributing or reselling the Shares, the Warrant or the Warrant Shares or any part thereof or interest therein in violation of the Securities Act. The Purchaser is acquiring the Shares or Warrant or Warrant Shares hereunder in the ordinary course of its business. The Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shares. The Company will not have any obligation to recognize the ownership, beneficial or otherwise, of the Shares, Warrant or Warrant Shares by anyone by the Purchaser.

                  Purchaser Status. At the time the Purchaser was offered the Shares and the Warrant, and at the Closing Date and date the Purchaser exercises the Warrant:

                           the Purchaser (1) has an  individual  net  worth,  or
joint net worth with that person's spouse, in the excess of $1,000,000, (2) had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in this year, (3) is a trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the Shares, Warrant or Warrant Shares and the purchase is directed by an individual who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Shares, Warrant or Warrant Shares, or
(4) is an entity in which all equity owners satisfy one of the requirements set forth in subsection (1) through (3);

                           the Purchaser,  either alone  or  together  with  its
representatives, had and will have such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, the Warrant and the Warrant Shares; and

                           the Purchaser is not a registered broker-dealer under
Section 15 of the Exchange Act.

                  Residence. The Purchaser is a resident of the state shown on the signature page of this Agreement.

                  Risk. The Purchaser has carefully reviewed and understands the risks of, and other considerations relating to, the purchase of the Shares and Warrant, and an investment in the Company. The Purchaser has adequate means of providing for its current needs and possible future contingencies, and the Purchaser has no need, and anticipates no need in the foreseeable future, to sell or otherwise transfer the Shares and Warrant Shares. The Purchaser is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, the Purchaser is able to hold the Shares and Warrant Shares for an indefinite period of time and has sufficient net worth to sustain a loss of its entire investment in the Company if such loss should occur. The Purchaser understands that each of the Stock, Warrant and the Warrant Shares is a highly speculative investment, which involves a high degree of risk of loss of the Purchaser's entire investment therein.

                  Reliance. The Purchaser understands and acknowledges that (i) the Shares, the Warrant and the Warrant Shares are being offered and sold to the Purchaser without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under
Section 4(2) of the Securities Act or Regulation D promulgated  thereunder,  and
(ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the representations set forth in this Section 2.2, including, without limitation, the accredited investor status and the investment intent of the Purchaser, and the Purchaser hereby consents to such reliance.

                  Information. The Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares and the Warrant which have been requested by the Purchaser or its advisors. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company and receive answers concerning the terms and conditions of the offering and obtain any additional information, which the Company possesses or can acquire without unreasonable effort or expense, that is necessary to verify the accuracy of any representations or information set forth in any such material. Neither such inquiries nor any other investigation conducted by or on behalf of the Purchaser or its representatives or counsel shall modify, amend or affect the Purchaser's right to rely on the truth, accuracy and completeness of the Company's representations and warranties contained in this Agreement. Representatives of the Company have adequately answered all inquiries that the Purchaser has made of them concerning the Company or any other matters relating to the operation of the Company and sale of the Shares and Warrant.

                  Taxes. The Purchaser is aware that the Company and its representatives assume no responsibility for the tax consequences to the Purchaser of any investment in the Company.

                  No Representation or Promise. No one has ever represented or promised expressly or by implication, any of the following: (i) the approximate or exact length of time that Purchaser will be required to remain as owner of the Shares or Warrant Shares, (ii) the amount or type of profit, or loss (including tax write-offs and/or tax benefits) to be realized, if any, as a result of the Purchaser's investment, or (iii) that the past performance or experience of the officers or directors of the Company or any affiliate, their associates, agents, or employees or of any other person gives any assurance that the Company will be a success.

                  Offering Literature; No Advertisement. The Purchaser has not been furnished any offering literature other than, and has relied only on the information contained in, (i) the Private Placement Memorandum, (ii) the Company's public SEC Documents, and (iii) this Stock Purchase Agreement. The Purchaser is not purchasing the Shares and Warrant as a result of, or subsequent to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting in which representatives of the Company were in attendance.

                  Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Common Stock or the Warrant.

                  Accuracy of Representations. All of the representations and information provided in this Agreement and any additional information that the Purchaser has furnished to the Company with respect to the Purchaser's financial position are accurate and complete as of the date of the Agreement, and the Company may rely on such information in determining the suitability of the Purchaser to purchase the Shares and the Warrant. If there should be any material adverse change in any such representations or information prior to the issuance of the Shares and Warrant to the Purchaser, the Purchaser will immediately furnish accurate and complete information concerning any such material change to the Company. The Company may rely on the representations and warranties of the Purchaser now and after the Purchaser has received the Shares and the Warrant.

                                OTHER AGREEMENTS

         Transfer Restrictions.

                  a. Disposal. If the Purchaser should decide to dispose of the Shares, the Warrant, or the Warrant Shares held by it, the Purchaser understands and agrees that it may do so (1) only pursuant to an effective registration statement under the Securities Act, (2) pursuant to an available exemption from the registration requirements of the Securities Act, including Rule 144 promulgated under the Securities Act ("Rule 144"), or (3) to an affiliate of the Purchaser. In connection with any transfer of any Common Stock, the Warrant or Warrant Shares other than pursuant to an effective registration statement, Rule 144, to the Company or to an affiliate of the Purchaser, the Company may require the transferor thereof to provide to the Company a written opinion of counsel experienced in the area of United States securities laws selected by the transferor, the form and substance of which opinion shall be customary for opinions of counsel in comparable transactions and reasonably acceptable to the Company, to the effect that such transfer does not require registration of such transferred securities under the Securities Act; provided, however, that if the Shares, the Warrant, or Warrant Shares may be sold pursuant to Rule 144(k), no written opinion of counsel shall be required from the Purchaser if the Purchaser provides reasonable assurances that such security can be sold pursuant to Rule 144(k). Notwithstanding the foregoing, the Company hereby consents to and agrees to register any transfer by the Purchaser to an affiliate of the Purchaser, provided that the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of the Purchaser under this Agreement. The Company shall not require an opinion of counsel in connection with the transfer of the Shares, the Warrant or the Warrant Shares to an affiliate of the Purchaser.

                  b. Legend. The Purchaser agrees to the imprinting, so long as is required by this Section 3.1(b), of the following legend on the Shares, the Warrant and the Warrant Shares:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

Neither the Shares, the Warrant, nor the Warrant Shares shall contain the legend set forth above (i) if, in the written opinion of counsel to the Company experienced in the area of United States securities laws, such legend is not required under applicable requirements of the Securities Act, or (iii) if the Shares, the Warrant or the Warrant Shares may be sold pursuant to Rule 144(k). The Company agrees that it will provide the Purchaser, upon request, with a certificate or certificates representing the Shares, the Warrant or the Warrant Shares, free from such legend at such time as such legend is no longer required hereunder. If such certificate or certificates had previously been issued with such a legend, the Company shall, upon request and upon the delivery of the legended certificate(s), reissue such certificate or certificates free of such legend.

         Reservation of Warrant Shares. The Company shall reserve a sufficient number of shares of its authorized but unissued Common Stock to provide for the full conversion of the Warrant. If at any time the number of shares of Common Stock authorized and reserved for issuance is insufficient to cover the number of Warrant Shares issuable upon exercise of the Warrant (based on the Exercise Price (as defined in the Warrant) of the Warrant in effect from time to time) without regard to any limitation on exercises, the Company will promptly take all corporate action necessary to authorize and reserve such number of shares, including calling a special meeting of shareholders to authorize additional shares, if necessary, and using its best efforts to obtain stockholder approval of an increase in the number of authorized shares.

         3.4 Furnishing of Information. As long as the Purchaser owns the Shares, the Warrant or the Warrant Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date of this Agreement pursuant to the Exchange Act. As long as the Purchaser owns the Shares, the Warrant or the Warrant Shares, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchaser, and make publicly available in accordance with Rule 144(c), such information as is required for the Purchaser to sell the Shares under Rule 144.

         3.5 Integration. The Company shall not and shall use its best efforts to ensure that no affiliate of the Company shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the shares of Common Stock hereunder in a manner that would require the registration under the Securities Act of the sale of the shares Common Stock to the Purchaser.

         3.6 Non-Public Information. Except for information regarding the transaction contemplated by this Agreement and the terms and conditions hereof, the Company covenants and agrees that neither it nor any other Person acting on its behalf will provide the Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company. Notwithstanding anything to the contrary herein, the Purchaser shall not engage in any trading activity in the Company's securities in violation of Regulation M of the Exchange Act.

      3.7 Use of Proceeds. The Company shall use the net proceeds from the sale of the Shares for working capital purposes.

      3.8 Best Efforts. Both of the parties hereto shall use its best efforts to satisfy each of the conditions to be satisfied by it as provided in Article IV of this Agreement.

                                   CONDITIONS

         Closing.

                  Conditions Precedent to the Obligation of the Company to Sell the Shares and the Warrant. The obligation of the Company to sell the Shares and the Warrant is subject to the satisfaction or waiver by the Company, at or before the Closing Date, of each of the following conditions:

                           the  representations  and warranties of the Purchaser
in this Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date;

                           the Purchaser shall  have  performed,  satisfied  and
complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or before the Closing Date; and

                           no  statute,  rule,   regulation,   executive  order,
decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  Conditions Precedent to the Obligation of the Purchaser to Purchase the Shares and Warrant at the Closing. The obligation of the Purchaser hereunder to acquire and pay for the Shares and the Warrant at the Closing is subject to the satisfaction or waiver by the Purchaser, at or before the Closing Date, of each of the following conditions:

                            (i)  the   representations  and  warranties  of  the
Company set forth in this Agreement shall be true and correct in all respects as of the date when made and as of the Closing Date;

                            (ii) the Company shall have performed, satisfied and
complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or before the Closing Date;

                            (iii) no statute, rule, regulation, executive order,
decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement;

                            (iv)  all   Required   Approvals   shall  have  been
obtained; and

                            (v) the Company  shall have duly reserved the number
of shares of Common Stock and the number or Warrant Shares issuable upon the exercise of the Warrant acquired by the Purchaser on the Closing Date.

                                 INDEMNIFICATION

         Indemnification.

                  By the Company. The Company will indemnify and hold the Purchaser harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that the Purchaser may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy, or any allegation by a third party that, if true, would constitute a breach or inaccuracy, of any of the representations, warranties, covenants or agreements made by the Company in this Agreement; provided, however, that any and all payments, in the aggregate, made or due by the Company as a result of the obligations of this Section 5.1 shall be limited to, and in no case shall exceed, the Purchase Price paid by the Purchaser, as stated in Section 1.1 herein.

                  By the Purchaser. The Purchaser will indemnify and hold the Company harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that the Company may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy, or any allegation by a third party that, if true, would constitute a breach or inaccuracy, of any of the representations, warranties, covenants or agreements made by the Purchaser in this Agreement.

                                  MISCELLANEOUS

         Entire Agreement. This Agreement, together with the Exhibit hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

         Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to any of the parties by another, or whenever any of the parties desires to give another any such communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing, and shall be delivered in person with receipt acknowledged or by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback addressed as follows:

     If to the Company:                 With a Copy to:

         Health Discovery Corporation     Powell, Goldstein, Frazer & Murphy LLP
         1116 South Old Temple Road       191 Peachtree Street, 16th Floor
         Lorena, Texas 76655              Atlanta, Georgia 30303
         Attn: Robert S. Braswell IV      Attn:  Todd Wade, Esq.
         Facsimile: (254) 744-9310        Facsimile:  (404) 572-6999

     If to the Purchaser:

         To the address listed on the signature
         page of this Agreement

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile prior to 6:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile on a day that is not a business day or later than 6:30 p.m. (New York City time) on any business day, (c) the business day following the date of mailing, if sent by a U.S. nationally recognized overnight courier service, or
(d) upon actual receipt by the party to whom such notice is required to be given. As used herein, a "business day" means any day except Saturday, Sunday or a day which is a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

         Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         Headings. The headings herein are for convenience only, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof.

         Successors and Assigns; Assignability; No Third-Party Beneficiaries. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder, or by reason hereof, shall be assignable by the Purchaser without the prior written consent of the Company. In the event that this Agreement is assigned, all covenants contained herein shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         Governing Law; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Georgia, without regard to the principles of conflicts of law thereof. Each party agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) (each a "Proceeding") shall be commenced exclusively in the state and federal courts sitting in the Atlanta,
Georgia. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the Atlanta, Georgia for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

         6.9 Survival. The representations, warranties, agreements and covenants contained herein shall survive following the Closing.

         6.10 Counterparts; Execution. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

         6.11 Publicity. The Purchaser shall not issue any press release or make any public disclosure regarding the transactions contemplated hereby unless such press release or public disclosure is approved by the Company in advance. Notwithstanding the foregoing, each of the parties hereto may, in documents required to be filed by it with the SEC or other regulatory bodies, make such statements with respect to the transactions contemplated hereby as each may be advised by counsel is legally necessary or advisable, and may make such disclosure as it is advised by its counsel is required by law.

         6.12 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute thereof, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         6.13 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         6.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         6.15 Fees and Expenses. Except as provided herein, each Party shall pay the fees and expenses of its own advisers, accountants and other experts.

         IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized persons as of the day and year below.

                                   HEALTH DISCOVERY CORPORATION

                                   By:
                                         --------------------------------------
                                         Robert S. Braswell IV
                                         Chief Administrative Officer, Secretary
                                         and Treasurer

                                   Date:  ______________________, 2004

IN MAKING AN INVESTMENT DECISION, THE PURCHASER MUST RELY ON ITS OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE SALE OF THE SHARES AND WARRANT, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   PURCHASER

                                   ___________________________________

                                   Name:______________________________

                                   Date: _________________________, 2004


                                   Address:

                                   ___________________________________

                                   ___________________________________

                                   ___________________________________


                                   Resident of the State of __________